                                                                        REDACTED

                                                                  EXHIBIT 10.312



                      **CONFIDENTIAL TREATMENT REQUESTED**


                     ADDENDUM TO AGREEMENT OF JUNE 11, 1998

         This agreement is an addendum to the Agreement dated as of June 11, 1998 between GEN-PROBE INCORPORATED, a Delaware corporation, and CHIRON CORPORATION, a Delaware corporation ("Chiron").


                                    RECITALS

         WHEREAS, Chiron and Gen-Probe signed an agreement on June 11, 1998 with respect to Products for the Blood Screening field and [PROVISION ASSIGNED].

         WHEREAS, Chiron and Gen-Probe attached a brief agreement in lieu of Schedules B and C (the "Agreement In Lieu of Schedules") to their June 11, 1998 Agreement.

         WHEREAS, Chiron and Gen-Probe now desire to complete the June 11, 1998 Agreement by approving Schedules B and C thereto and to amend the language of
Article 9 of the Agreement in certain respects.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties hereby agree as follows:

         1. The first sentence of Section 9.1.6 of the June 11, 1998 Agreement is amended to read as follows:

                  A Disclosing Party shall have the exclusive option to acquire, on Commercially Reasonable Terms, all right, title and interest in any Derivative Invention which represents an improvement to, and as to which any substantial use would infringe a Valid Claim for, that Core Technology of the Disclosing Party which was the subject of the Confidential Information through or with which the Derivative Invention was made and without which it would not have been made.

         2. Section 9.1.1(b) of the June 11, 1998 Agreement is amended to add, at the end thereof, the following provision:

                           (iii) Such use or application of a Joint Invention
                  resulting from application of Section 9.1.6 (d) or (e) is made in connection with any product which competes directly with a nucleic acid probe-based assay product of the other party which has been sold as of the Effective Date of this Agreement.

         3. Section 9.1.1 of the June 11, 1998 Agreement is amended to add, at the end thereof, the following provisions:

                           (c) Notwithstanding any other provision of this
                  Agreement, the parties agree that a Derivative Invention (as defined in section 9.1.4, below) as to which any substantial use would infringe a claim of [CONFIDENTIAL TREATMENT REQUESTED], shall be owned jointly by the parties and considered a Joint Invention. Gen-Probe waives any and all rights in any such Derivative Invention to the extent (and only to the extent) that such Derivative Invention is used in connection with immunoassays or protein binding assays and such use would infringe [CONFIDENTIAL TREATMENT REQUESTED]. Gen-Probe agrees that Chiron shall have exclusive rights with respect to such uses. Chiron waives any and all rights in any such Derivative Invention to the extent (and only to the extent) that such Derivative Invention is used in connection with nucleic acid hybridization assays and such use would infringe [CONFIDENTIAL TREATMENT REQUESTED]. Chiron agrees that Gen-Probe shall have exclusive rights with respect to such uses.

                           (d) Notwithstanding any other provision of this
                  Agreement, the parties agree that a Derivative Invention (as defined in section 9.1.4, below) made by Chiron as to which any substantial use would infringe a Valid Claim of [CONFIDENTIAL TREATMENT REQUESTED], shall be owned jointly by the parties and considered a Joint Invention. Gen-Probe waives any and all rights in any such Derivative Invention to the extent (and only to the extent) that any such Derivative Invention made by Chiron is used in connection with immunoassays or protein binding assays, provided however that nothing contained herein shall constitute a license to Chiron of any rights under [CONFIDENTIAL TREATMENT REQUESTED]. Chiron waives any and all rights in any such Derivative Invention to the extent (and only to the extent) that such Derivative Invention is used in connection with nucleic acid hybridization assays. Chiron agrees that Gen-Probe shall have exclusive rights with respect to such uses.

                           (e) Notwithstanding any other provision of this
                  Agreement, the parties agree that a Derivative Invention (as defined in section 9.1.4, below) made by Chiron as to which any substantial use would infringe a Valid Claim which issues from [CONFIDENTIAL TREATMENT REQUESTED], shall be owned jointly by the parties and considered a Joint Invention. Gen-Probe waives any and all rights in any such Derivative Invention to the extent (and only to the extent) that any such Derivative Invention made by Chiron is used in connection with immunoassays or protein binding assays, provided however that nothing contained herein shall constitute a license to Chiron of any rights under the [CONFIDENTIAL TREATMENT

                  REQUESTED]. Chiron waives any and all rights in any such Derivative Invention to the extent (and only to the extent) that such Derivative Invention is used in connection with nucleic acid hybridization assays. Chiron agrees that Gen-Probe shall have exclusive rights with respect to such uses. This subsection (e) shall apply only to claims of the [CONFIDENTIAL TREATMENT REQUESTED] when such claims have issued.

                           (f) Any party granting a license of a Joint Invention
                  shall require as a term of the license that the licensee agree to the restrictions set forth in Sections 9.1.1 (b), 9.1.1
                  (c), 9.1.1 (d), and 9.1.1 (e) and to include such restrictions in any further licenses or sublicenses.

         4. Section 9.1.6 of the June 11, 1998 Agreement is amended to add, at the end thereof, the following provisions:

                  (d) Notwithstanding any other provision of this Section 9.1.6, the parties agree that if substantial uses of a Derivative Invention would infringe a Valid Claim for Core Technology of BOTH parties, then such Derivative Invention shall be considered as a Joint Invention under Section 9.1.1, PROVIDED, however, that this subsection (d) shall not apply to:

                  (i) a Derivative Invention as to which any substantial use would infringe any Valid Claim to the same or substantially the same subject matter claimed in the patents and patent applications identified on Schedule "C" as items A1 through A11, A16, B1 through B3, B5 through B6, C1 through C6, or D1; or

                  (ii) a Derivative Invention as to which any substantial use would infringe any Valid Claim which issues from the patent applications identified on Schedule "C" as items A13 or A15, effective immediately upon issuance or approval of such claim as to Derivative Inventions made after that date. (Any license of a Derivative Invention shall include such limitation.)

                  (e) The parties agree, solely for purposes of the use restriction of Sections 9.1.6. (a) and (b) (ii) and Sections 9.1.7 (a)
         (i) and 9.1.7 (b) (ii), that the term "Valid Claim" shall not include unissued claims set forth in pending patent applications pertaining to the Core Technology of the Disclosing Party identified on Schedules B and C, respectively; PROVIDED, however, that the term "Valid Claim" shall include a claim of such a patent application immediately upon issuance or approval of the claim and that any license of a Derivative Invention shall include such limitation. This subsection (e) shall not apply to exempt from the use restrictions referenced above a Derivative Invention as to which any substantial use would infringe any Valid Claim to the same or substantially the same subject matter claimed in the patent applications identified on Schedule "C" as items A9 through A11, B6, C5 or C6.

         5. The parties approve the schedules attached to this First Amendment and agree that such schedules shall serve for all purposes as Schedules B and C to the June 11, 1998 Agreement. The parties agree that all conditions of the Agreement In Lieu of Schedules have been satisfied and waive the ten day limitation set forth therein.

         7. Section 1.57 of the June 11, 1998 Agreement is amended to read as follows:

                  "TMA Assay" shall mean an in vitro diagnostic assay based on or utilizing transcription-based nucleic acid amplification, [CONFIDENTIAL TREATMENT REQUESTED] (as that term is defined in Schedule
         E).

         8. Article 9 of the June 11, 1998 Agreement is amended to add at the end thereof the following provisions:

                  9.7 [CONFIDENTIAL TREATMENT REQUESTED]. Under the terms of the [CONFIDENTIAL TREATMENT REQUESTED], certain provisions as set forth in Schedule D attached hereto are incorporated into this Agreement by reference.

                  9.8      [CONFIDENTIAL TREATMENT REQUESTED].

         9.9 CONTINUATION OF RIGHTS. In the event the [CONFIDENTIAL TREATMENT REQUESTED] or [CONFIDENTIAL TREATMENT REQUESTED] is terminated for any reason, the rights under such agreements which are granted by Gen-Probe to Chiron under this Agreement, as applicable, may be continued with [CONFIDENTIAL TREATMENT REQUESTED] and/or [CONFIDENTIAL TREATMENT REQUESTED], as applicable, provided that certain conditions precedent, as set forth in Exhibit D, shall have been fulfilled.

         9. The parties hereby ratify and reaffirm the June 11, 1998 Agreement in all respects, NUNC PRO TUNC, except as the Agreement is expressly amended by this Addendum.

         By the signatures of their respective officers below, the parties adopt this Addendum as of June 26, 1998.


CHIRON CORPORATION                       GEN-PROBE INCORPORATED


By  /s/ SEAN P. LANCE                    By   /s/ HENRY L. NORDHOFF
    -----------------                         ---------------------
        Sean P.  Lance                            Henry L.  Nordhoff
        President and                             President and
        Chief Executive Officer                   Chief Executive Officer

                                   SCHEDULE B

                               CHIRON CORPORATION
                                CORE TECHNOLOGIES

Chiron Core Technology means (1) technology claimed in Valid Claims of the following patents and (2) technology claimed in Valid Claims of patent applications pending before the United States Patent & Trademark Office to the extent that such applications are substantially equivalent to the claims in the patent applications listed below, both (1) and (2) together with any unlisted patents and U.S. patent applications from which any of the listed patents claim priority and any and all patents which have issued or in the future issue from the listed patents and applications and all divisionals, continuations, continuations-in-part, reissues, renewals, re-examinations, extensions, or additions thereof (all only to the extent that the claims thereof are to the same or substantially the same subject matter claimed in the listed patents or patent applications)..

1.       HUMAN IMMUNODEFICIENCY VIRUS (HIV)



----------------------------------------------------------------- -------------------- ----------------- -------------
TITLE OF INVENTION                                                PATENT/PUB. NO.      ISSUE/PUB. NO.    PRIORITY
                                                                                                         DATE
----------------------------------------------------------------------------------------------------------------------


                       [CONFIDENTIAL TREATMENT REQUESTED]

----------------------------------------------------------------------------------------------------------------------



2.       HEPATITIS C VIRUS (HCV)
         -----------------------


----------------------------------------------------------------- -------------------- ----------------- -------------
TITLE OF INVENTION                                                PATENT/PUB.  NO.     ISSUE/PUB.  NO.   PRIORITY
                                                                                                         DATE
----------------------------------------------------------------------------------------------------------------------

                       [CONFIDENTIAL TREATMENT REQUESTED]

----------------------------------------------------------------------------------------------------------------------



3.       [CONFIDENTIAL TREATMENT REQUESTED]


----------------------------------------------------------------- -------------------- ----------------- -------------
TITLE OF INVENTION                                                PATENT/PUB.  NO.     ISSUE/PUB.  NO.   PRIORITY
                                                                                                         DATE
----------------------------------------------------------------------------------------------------------------------


                       [CONFIDENTIAL TREATMENT REQUESTED]

----------------------------------------------------------------------------------------------------------------------


4.       [CONFIDENTIAL TREATMENT REQUESTED]



----------------------------------------------------------------- -------------------- ----------------- -------------
TITLE OF INVENTION                                                PATENT/PUB.  NO.     ISSUE/PUB.  NO.   PRIORITY
                                                                                                         DATE
----------------------------------------------------------------------------------------------------------------------


                       [CONFIDENTIAL TREATMENT REQUESTED]

----------------------------------------------------------------------------------------------------------------------


                                   SCHEDULE C

                             GEN-PROBE INCORPORATED
                                CORE TECHNOLOGIES


     Gen-Probe Core Technologies means (1) technology claimed in Valid Claims of the following patents and (2) technology claimed in Valid Claims of patent applications pending before the United States Patent & Trademark Office to the extent that such applications are substantially equivalent to the claims in the patent applications listed below, both (1) and (2) together with any unlisted patents and the U.S. patent applications from which any of the listed patents claim priority and any and all patents which have issued or in the future issue from the listed patents and applications and all divisionals, continuations, continuations-in-part, reissues, renewals, re-examinations, extensions, or additions thereof (all only to the extent that the claims thereof are to the same or substantially the same subject matter claimed in the listed patents or patent applications).


A.       [CONFIDENTIAL TREATMENT REQUESTED]



                  Title of Invention               Issue/Pub.No       Issue/Pub.      Priority
                                                                           Date           Date
-----------------------------------------------------------------------------------------------------

                                  [CONFIDENTIAL TREATMENT REQUESTED]

-----------------------------------------------------------------------------------------------------



B.       [CONFIDENTIAL TREATMENT REQUESTED]



-----------------------------------------------------------------------------------------------------


                                  [CONFIDENTIAL TREATMENT REQUESTED]

-----------------------------------------------------------------------------------------------------



C.       [CONFIDENTIAL TREATMENT REQUESTED]

     [CONFIDENTIAL TREATMENT REQUESTED].


-----------------------------------------------------------------------------------------------------


                                  [CONFIDENTIAL TREATMENT REQUESTED]

-----------------------------------------------------------------------------------------------------



D.       [CONFIDENTIAL TREATMENT REQUESTED]


-----------------------------------------------------------------------------------------------------


                                  [CONFIDENTIAL TREATMENT REQUESTED]

-----------------------------------------------------------------------------------------------------


E.       [CONFIDENTIAL TREATMENT REQUESTED]


-----------------------------------------------------------------------------------------------------


                                  [CONFIDENTIAL TREATMENT REQUESTED]

-----------------------------------------------------------------------------------------------------



F.       [CONFIDENTIAL TREATMENT REQUESTED]

     [CONFIDENTIAL TREATMENT REQUESTED].


-----------------------------------------------------------------------------------------------------


                                  [CONFIDENTIAL TREATMENT REQUESTED]

-----------------------------------------------------------------------------------------------------


                                   SCHEDULE D

      ADDITIONAL CLAUSES RELATING TO THE [CONFIDENTIAL TREATMENT REQUESTED]
                   AND THE [CONFIDENTIAL TREATMENT REQUESTED]


[CONFIDENTIAL TREATMENT REQUESTED]

         The [CONFIDENTIAL TREATMENT REQUESTED] sets forth the following terms and conditions relating to required provisions in any sublicense and to the continuation of sublicenses following termination of the [CONFIDENTIAL TREATMENT REQUESTED].

         4.3.2 Any such sublicense shall also expressly include the provisions of Article 7, 8, and 9 for the benefit of [CONFIDENTIAL TREATMENT REQUESTED].

         4.3.3 Upon termination of this Agreement for any cause, any sublicense granted hereunder shall continue with [CONFIDENTIAL TREATMENT REQUESTED] provided the sublicensee agrees to thereafter assume the obligations of GEN-PROBE insofar as they correspond to the scope of the sublicense.

7.       REPORTS, PAYMENTS, AND ACCOUNTING

         7.1 Quarterly Royalty Payment and Report. GEN-PROBE shall make written reports and royalty payments to [CONFIDENTIAL TREATMENT REQUESTED] within ninety
(90) days after the end of each calendar quarter. This report shall state the number, description, and aggregate Net Sales of Licensed Product(s) during such completed calendar quarter, and resulting calculation pursuant to Paragraph 6.2 of earned royalty payment due [CONFIDENTIAL TREATMENT REQUESTED] for such completed calendar quarter. Concurrent with the making of each such report, GEN-PROBE shall include payment due [CONFIDENTIAL TREATMENT REQUESTED] of royalties for the calendar quarter covered by such report.

         7.2 Accounting. GEN-PROBE agrees to keep records for a period of three
(3) years showing the manufacturing, sales, use, and other disposition of products sold or otherwise disposed of under the license herein granted in sufficient detail to enable the royalties payable hereunder by GEN-PROBE to be determined, and further agrees to permit its books and records to be examined to the extent necessary to verify reports provided for in Paragraph 7.1 by an independent certified public accountant, provided that such audits occur no more than one (1) time per calendar year and provided further that accountant shall report to [CONFIDENTIAL TREATMENT REQUESTED] only errors regarding calculation of royalties. Such examination is to be made by [CONFIDENTIAL TREATMENT REQUESTED], at the expense of [CONFIDENTIAL TREATMENT REQUESTED], except in the event that the results of the audit reveal a discrepancy in GEN-PROBE's favor of ten percent (10%) or more, then the audit fees shall be paid by GEN-PROBE.

8.       WARRANTY AND NEGATION OF WARRANTIES

         8.1 Nothing in this Agreement is or shall be construed as:

         (a) A warranty or representation by [CONFIDENTIAL TREATMENT REQUESTED] as to the validity or scope of any Licensed Patent(s);

         (b) A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from of patents, copyrights, and other rights of third parties;

         (c) An obligation to bring or prosecute actions or suits against third parties for the infringement, except to the extent and in the circumstances described in Article 12; or

         (d) Granting by implication, estoppel, or otherwise any licenses under patents of [CONFIDENTIAL TREATMENT REQUESTED] or other persons other than Licensed Patent(s), regardless of whether such patents are dominant or subordinate to any Licensed Patent(s)

         8.2 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, STANFORD MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE LICENSED PRODUCT(S) WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF THIRD PARTIES.

9.       INDEMNITY

         9.1 GEN-PROBE agrees to indemnify, hold harmless, and defend [CONFIDENTIAL TREATMENT REQUESTED] and its trustees, officers, employees, students, and agents against any and all claims for death, illness, personal injury, property damage, and improper business practices arising out of the manufacture, use, sale, or other disposition of Invention, Licensed Patent(s), or Licensed Product(s) by GEN-PROBE, its sublicenses or their customers.

         9.2 GEN-PROBE shall at all times comply, through insurance or self-insurance, with all statutory workers' compensation and employers' liability requirements covering any and all employees with respect to activities performed under this Agreement.

         9.3 GEN-PROBE shall maintain, beginning on the first day GEN-PROBE or any GEN-PROBE sublicensee ships a therapeutics product manufactured by the licensed process, commercial general liability insurance, including products liability insurance, with minimum limits of liability of $5 million reputable and financially secure insurance carrier(s) to cover the activities of GEN-PROBE and its sublicensee(s). Any and all such policies of insurance described in the previous sentence shall include as additional named insureds [CONFIDENTIAL TREATMENT REQUESTED] and shall provide that such policies may not, without 30 days prior written notice to [CONFIDENTIAL TREATMENT REQUESTED] be canceled or changed to materially adversely affect any such additional named insured's coverage. Such insurance shall be written to cover liability of such additional named insureds incurred beginning on the first day GEN-PROBE or any GEN-PROBE sublicensee ships a therapeutics product.

[CONFIDENTIAL TREATMENT REQUESTED]

         The [CONFIDENTIAL TREATMENT REQUESTED] sets forth the following sets forth the following terms and conditions relating to rights of Gen-Probe's Licensees should a breach by Gen-Probe terminate its rights under the [CONFIDENTIAL TREATMENT REQUESTED]

         10.3 Upon termination of this Agreement, as permitted by Section 10.2, the non-breaching party shall grant direct immunity from legal action to Licensees of the breaching party, under the terms and conditions set forth in this Agreement, provided that:

         (a) the non-breaching party shall have received express written notice of the license granted to such Licensee prior to the effective termination date of this Agreement;

         (b) the Licensee expressly agreed in writing on or before the ninetieth
(90th) day prior to the effective termination date of this Agreement to be bound by the terms and conditions of this Agreement.

                                    EXHIBIT E

                   [CONFIDENTIAL TREATMENT REQUESTED] VERSIONS


         "GEN-PROBE Version" shall mean [CONFIDENTIAL TREATMENT REQUESTED]

              (a) [CONFIDENTIAL TREATMENT REQUESTED];

              (b) [CONFIDENTIAL TREATMENT REQUESTED]

              (c) [CONFIDENTIAL TREATMENT REQUESTED].

          "[CONFIDENTIAL TREATMENT REQUESTED]

              (a) [CONFIDENTIAL TREATMENT REQUESTED];

              (b) [CONFIDENTIAL TREATMENT REQUESTED]

              (c) [CONFIDENTIAL TREATMENT REQUESTED].

[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED].

[CONFIDENTIAL TREATMENT REQUESTED]:

[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED].

[CONFIDENTIAL TREATMENT REQUESTED]:

[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

Equivalent unit definitions and assay conditions may be substituted as long as they produce results that may be quantitatively converted by established valid procedures (e.g., multiplication by a conversion factor or by reference to a standard curve) to the assay conditions and unit definitions set forth above.

For example, [CONFIDENTIAL TREATMENT REQUESTED]

Data supporting equivalence of any substitutions must be made available for inspection as set forth in Section 3.3 of this Agreement.




                                       2